UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2025
Federal Home Loan Bank of Topeka
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(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2025, the Federal Home Loan Bank of Topeka (“FHLBank”) filed a Form 8-K reporting that the Federal Housing Finance Agency (“FHFA”) had informed FHLBank of its non-objection to FHLBank’s 2025 Executive Incentive Compensation Plan (“EICP”) Targets, Metric Weights, Goal Metrics, and Metric Performance Ranges (the “Target Document”).

On March 28, 2025, FHLBank’s Board of Directors amended the 2025 Target Document. The revised 2025 Target Document removed the Goal Objective related to Diversity, Equity, Inclusion and Belonging, and increased the weight assigned to the Financial Performance and Risk Management goals, increasing each from 30 percent to 35 percent. On April 18, 2025, the FHFA informed FHLBank of its non-objection to the revised 2025 Target Document.

The Target Document establishes metrics for the Base Performance Period, which are measured by the results achieved by FHLBank in attaining specified performance levels in the following three areas and are weighted as follows:

Goal Objective	Metric	Weight
Housing and Community Development Mission Alignment	• Affordable Housing Program (AHP) General Fund Ratio (10%) • Native American Housing Initiatives (NAHI) Grants Ratio (10%) • Member Participation in Housing and Community Development Programs (10%)	30%
Financial Performance	• Return on Equity Spread (35%)	35%
Risk Management	•Market, Credit, Liquidity (17.5%) •Compliance, Business, Operations (17.5%)	35%
	Total:	100%

Total awards payable under the 2025 Target Document are not determinable at this time.

For additional information about FHLBank’s EICP, see FHLBank’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2024.

The foregoing description of the 2025 Target Document is qualified in its entirety by reference to the 2025 Target Document attached hereto as Exhibit 10.1 and incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index	Exhibit Description
10.1	2025 Executive Incentive Compensation Plan Targets, dated March 28, 2025.
104	Cover Page Interactive Data File embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

04/24/2025	By: /s/ Carl M. Koupal, III
Date	Name: Carl M. Koupal, III
Title: Executive Vice President, Chief Mission Officer and Chief Legal Officer, Corporate Secretary